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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                      Date of Report:  December 21, 2001
                       (Date of earliest event reported)

                                   TIVO INC.
            (exact name of registrant as specified in its charter)

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
                              Commission File:
          Delaware               000-27141                  77-0463167
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(State or other jurisdiction                    (I.R.S. Employer Identification No.)
    of incorporation or
       organization)
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                               2160 Gold Street
                                 P.O. Box 2160
                           Alviso, California 95002
         (Address of Principal executive offices, including zip code)

                                (408) 519-9100
                         ----------------------------
             (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

On December 21, 2001, we entered into a common stock purchase agreement which, under certain circumstances, may allow us to sell to Acqua Wellington North American Equities Fund, Ltd. up to $14,000,000 of our common stock over the next 14 months. We view this purchase agreement as an auxiliary financing tool with the potential to provide us with an efficient and flexible mechanism to raise small amounts of incremental cash to fund our working capital needs, depending upon the market price of our common stock and certain other conditions set forth in the purchase agreement.

The purchase agreement provides that any stock we sell pursuant to the purchase agreement will be sold at a discount to the market price at the time of the sale of between 3% to 5.4%. The amount and timing of each sale of common stock under the purchase agreement will be at our discretion. The shares of common stock which we may sell pursuant to the purchase agreement are registered under the Securities Act of 1933 pursuant to an effective Registration Statement on Form S-3 (File No. 333-53152).

We expect to use the net proceeds from any sales of our common stock under the purchase agreement for general corporate purposes, which may include funding research, development, sales and marketing, increasing our working capital, reducing indebtedness, and capital expenditures Pending the application of the net proceeds, we expect to invest the proceeds in investment-grade, interest-bearing securities.

The foregoing description is qualified in its entirety by reference to the terms of the common stock purchase agreement, dated as of December 21, 2001, by and between TiVo Inc. and Acqua Wellington North American Equities Fund, Ltd., which is incorporated herein by reference. The common stock purchase agreement is filed as Exhibit 10.1 to this current report on Form 8-K.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements, including forward-looking statements related to the expected use of proceeds from sales of our common stock under the purchase agreement. You can identify forward-looking statements by use of forward-looking terminology such as "believes," "anticipates," "expects," "plans," "may," "will," "intends" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Such forward-looking statements have known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Actual results could differ materially from those set forth in such forward-looking statements. Factors that may cause actual results to differ materially include the "Factors That May Affect Future Operating Results" and other risks detailed in our Annual Report on Form 10-K for the period ended December 31, 2000, our Transition Report on Form 10-K for the period ended January 31, 2001, our Quarterly Report on Form 10-Q for the period ended April 30, 2001, our Quarterly Report on Form 10-Q for the period ended July 31, 2001 and our Quarterly Report on Form 10-Q for the period ended October 31, 2001, filed with the Securities and Exchange Commission. We caution you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date of this Current Report.

ITEM 7.  EXHIBITS

     (c)  Exhibits

          10.1 Common Stock Purchase Agreement, dated as of December 21, 2001, by and between TiVo Inc. and Acqua Wellington North American Equities Fund, Ltd.
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TIVO INC.


Date: December 21, 2001           By: /s/ David H. Courtney
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                                      David H. Courtney
                                      Chief Financial Officer and Executive Vice
                                      President, Worldwide Operations and
                                      Administration
                                      (Principal Financial and Accounting
                                      Officer)
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                                 EXHIBIT INDEX

Exhibit
Number                                 Description
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10.1         Common Stock Purchase Agreement, dated as of December 21, 2001, by and between TiVo Inc. and Acqua Wellington North American Equities Fund, Ltd.